                                                                    EXHIBIT 10.5

                                                                  EXECUTION COPY


                             PILLOWTEX CORPORATION


                                  $185,000,000
                     9% SENIOR SUBORDINATED NOTES DUE 2007

                               PURCHASE AGREEMENT

                                                               December 15, 1997


NationsBanc Montgomery Securities, Inc.
Bear, Stearns & Co. Inc.
  c/o    NationsBanc Montgomery Securities, Inc.
         100 North Tryon Street
         Charlotte, North Carolina 28255

Ladies and Gentlemen:

                 Pillowtex Corporation, a Texas corporation (the "Company"), proposes to issue and sell to you (the "Initial Purchasers") $185,000,000 principal amount of its 9% Senior Subordinated Notes due 2007 (the "Notes"). The Notes will be fully and unconditionally guaranteed (the "Guarantees" and, collectively with the Notes, the "Securities") on a senior subordinated basis, jointly and severally, (i) by each subsidiary of the Company listed on the signature page hereto (the "Pillowtex Guarantors") and (ii) upon (A) consummation of the merger (the "Merger") of a wholly owned subsidiary of the Company with and into Fieldcrest Cannon, Inc., a Delaware corporation ("Fieldcrest"), and (B) the execution of a counterpart to this Agreement in substantially the form set forth in Exhibit A hereto (the "Purchase Agreement Supplement") pursuant to Section 5(k) hereof, by Fieldcrest and each subsidiary of Fieldcrest listed on the signature page to the Purchase Agreement Supplement (together with Fieldcrest, the "Fieldcrest Guarantors" and, together with the Pillowtex Guarantors, the "Guarantors"). The Securities are to be issued pursuant to an indenture, dated as of December 18, 1997 (the "Indenture"), to be entered into by and among the Company, the Pillowtex Guarantors and Norwest Bank Minnesota, National Association (the "Trustee"). Upon consummation of the Merger, the Fieldcrest Guarantors and the Trustee will execute a supplemental indenture, dated as of the date of consummation of the Merger (the "Supplemental Indenture"). In addition, upon consummation of the Merger, the Fieldcrest Guarantors shall execute a supplemental Registration Rights Agreement (as defined below)(the "Supplemental Registration Rights Agreement").

                 As used in this Agreement, (i) prior to consummation of the Merger, references to the "Issuers" shall mean the Company and the Pillowtex Guarantors and references to the "Guarantors" shall mean the Pillowtex Guarantors and (ii) upon consummation of the Merger and the due execution and delivery of the Purchase Agreement Supplement by the Fieldcrest Guarantors in connection therewith, references to the "Issuers" shall mean the Company, the Pillowtex Guarantors and the Fieldcrest Guarantors and references to the "Guarantors" shall mean the Pillowtex Guarantors and the Fieldcrest Guarantors, in each case as if all such parties had executed this Agreement as of the date hereof. In addition, as used in this Agreement, (i) prior to consummation of the Merger, references to the Company's
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"subsidiaries" shall mean each of the subsidiaries listed on Schedule A hereto and (ii) upon consummation of the Merger, references to the Company's "subsidiaries" shall mean each of the subsidiaries listed on Schedule A hereto and the Fieldcrest Guarantors.

                 The sale of the Securities to the Initial Purchasers will be made without registration of the Securities under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon exemptions from the registration requirements of the Securities Act. You have advised the Issuers that the Initial Purchasers will offer and sell the Securities purchased by them hereunder in accordance with Section 3 hereof as soon as you deem advisable.

                 In connection with the sale of the Securities, the Issuers have prepared a preliminary offering memorandum, dated November 26, 1997 (the "Preliminary Memorandum") and a final offering memorandum, dated December 15, 1997 (the "Final Memorandum"). Each of the Preliminary Memorandum and the Final Memorandum sets forth certain information concerning the Issuers and the Securities. The Issuers hereby confirm that they have authorized the use of the Preliminary Memorandum and the Final Memorandum, and any amendment or supplement thereto, in connection with the offer and sale of the Securities by the Initial Purchasers. Unless stated to the contrary, all references herein to the Final Memorandum are to the Final Memorandum at the time of execution and delivery of this Agreement (the "Execution Time") and are not meant to include any amendment or supplement, or any information incorporated by reference therein, subsequent to the Execution Time.

                 The Initial Purchasers and their direct and indirect transferees will be entitled to the benefits of the Registration Rights Agreement, substantially in the form attached hereto as Exhibit B (the "Registration Rights Agreement"), pursuant to which the Issuers will agree to use their best efforts to commence an offer to exchange the Securities for Exchange Securities (the "Exchange Securities") that have been registered under the Securities Act, and that otherwise are identical in all respects to the Securities, or to cause a shelf registration statement to become effective under the Securities Act and to remain effective for the period designated in such Registration Rights Agreement.

         1. REPRESENTATIONS AND WARRANTIES. The Company and the Pillowtex Guarantors jointly and severally represent and warrant to each Initial Purchaser as set forth below in this Section 1.

                 (a) The Preliminary Memorandum, at the date thereof, did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Final Memorandum, at the date hereof, does not, and at the Closing Date (as defined below) will not (and any amendment or supplement thereto, at the date thereof and at the Closing Date, will not), contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however that the Company and the Pillowtex Guarantors make no representation or warranty as to the information contained in or omitted from the Preliminary Memorandum or the Final Memorandum, or any amendment or supplement thereto, in reliance upon and in conformity with information furnished in writing to the Issuers by or on behalf of the Initial Purchasers specifically for inclusion therein.

                 (b) Neither the Company nor the Pillowtex Guarantors, nor, to the Company's knowledge, Fieldcrest nor the Fieldcrest Guarantors, nor any of their Affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act ("Regulation D")), nor any person acting on their behalf has, directly or indirectly, made offers or sales of any security, or solicited offers to buy any




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         security, under circumstances that would require the registration of the Securities under the Securities Act. Neither the Company nor the Pillowtex Guarantors, nor, to the Company's knowledge, Fieldcrest nor the Fieldcrest Guarantors, nor any of their Affiliates, nor any person acting on their behalf has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities (provided that the Issuers make no representations regarding the Initial Purchasers).
         The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act. The Final Memorandum and each amendment or supplement thereto, as of its date, contains the information specified in Rule 144A(d)(4) under the Act.

                 (c) Neither the Company nor any of its subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), without taking account of any exemption arising out of the number of holders of any the Company's or any Pillowtex Guarantors' securities.

                 (d) Assuming (i) that the representations and warranties and covenants of the Initial Purchasers contained in Section 3 hereof are true, correct and complete and (ii) that the Initial Purchasers comply with their covenants in Section 3 hereof, (A) registration under the Securities Act of the Securities or qualification of the Indenture under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), is not required in connection with the offer and sale of the Securities to the Initial Purchasers in the manner contemplated by the Final Memorandum or this Agreement and (B) initial resales of the Securities by the Initial Purchasers on the terms and in the manner set forth in the Final Memorandum and Section 3 hereof are exempt from the registration requirements of the Securities Act.

                 (e) Since the respective dates as of which information is given in the Preliminary Memorandum and the Final Memorandum, except as otherwise stated therein, (i) there has been no material adverse change in the condition (financial or otherwise), earnings, affairs or business prospects of the Company and its subsidiaries considered as a whole, whether or not arising in the ordinary course of business and
         (ii) there have been no material transactions entered into by the Company or any of its subsidiaries (collectively, a "Material Adverse Change").

                 (f) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Texas with power and authority to own, lease and operate its properties and conduct its business as described in the Preliminary Memorandum and the Final Memorandum; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which it owns or leases properties or in which the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings, affairs or business prospects of the Company and its subsidiaries considered as a whole (a "Material Adverse Effect"). The authorized and outstanding capital stock of the Company at September 27, 1997 was as set forth in the "Historical" column under the caption "Capitalization" in the Preliminary Memorandum and the Final Memorandum. All of the shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable.

                 (g) Each of the subsidiaries of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and conduct its business





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         as described in the Preliminary Memorandum and the Final Memorandum
         and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which it owns or leases properties or in which the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect. All of the issued and outstanding capital stock of each subsidiary has been duly authorized and validly issued and is fully paid and nonassessable, and, except as described in the Preliminary Memorandum and the Final Memorandum, all such capital stock of each subsidiary is owned by the Company, directly or through subsidiaries, free and clear of any mortgage, pledge, lien, encumbrance, claim or equity except for
         (i) a pledge of such shares pursuant to the Credit Agreement (as defined below) upon consummation of the Merger as described in the Final Memorandum and (ii) the pledge of such shares pursuant to the Company's existing credit agreement with NationsBank of Texas, N.A., as agent.

                 (h) This Agreement has been duly authorized, executed and delivered by the Company and the Pillowtex Guarantors and constitutes the valid and binding agreement of the Company and the Pillowtex Guarantors, enforceable against the Company and the Pillowtex Guarantors in accordance with its terms, except that (i) enforcement thereof may be subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and
         (ii) the enforceability of any indemnification or contribution provisions thereof may be limited under applicable securities laws or the public policies underlying such laws. When the Merger is consummated (the "Merger Closing Date"), the Purchase Agreement Supplement will be duly authorized by the Fieldcrest Guarantors and will be duly executed and delivered by the Fieldcrest Guarantors and will constitute the valid and binding agreement of the Fieldcrest Guarantors, enforceable against the Fieldcrest Guarantors in accordance with its terms, except that (i) enforcement thereof may be subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and (ii) the enforceability of any indemnification or contribution provisions thereof may be limited under applicable securities laws or the public policies underlying such laws.

                 (i) The Notes have been duly authorized by the Company, and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with this Agreement, will constitute the valid and binding obligations of the Company enforceable against the Company in accordance with the terms, and will be entitled to the benefits of, the Indenture, except that (i) enforcement thereof may be subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and (ii) the enforceability of any indemnification or contribution provisions thereof may be limited under applicable securities laws or the public policies underlying such laws.

                 (j) The Guarantees endorsed on the Notes (i) have been duly authorized by each Pillowtex Guarantor and (ii) as of the Merger Closing Date, will be duly authorized by each Fieldcrest Guarantor and, in each case, when the Notes are executed and authenticated in





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         accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with this Agreement, the Guarantees will constitute the valid and binding obligation of the Guarantors enforceable against the Guarantors in accordance with their terms and will be entitled to the benefits of the Indenture except that (i) enforcement thereof may be subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and (ii) the enforceability of any indemnification or contribution provisions thereof may be limited under applicable securities laws or the public policies underlying such laws.

                 (k) The Indenture (i) has been duly authorized by the Company and the Pillowtex Guarantors and (ii) as of the Merger Closing Date, will be duly authorized by the Fieldcrest Guarantors. When the Securities are delivered and paid for pursuant to this Agreement on the Closing Date, the Indenture will have been duly executed and delivered by the Company and the Pillowtex Guarantors and (assuming the due execution and delivery thereof by the Trustee) will be a legally valid and binding agreement of the Company and the Pillowtex Guarantors, enforceable against the Company and the Pillowtex Guarantors in accordance with its terms except that enforcement thereof may be subject to (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law). As of the Merger Closing Date, the Supplemental Indenture will be duly executed and delivered by the Fieldcrest Guarantors and (assuming the due execution and delivery thereof by the Trustee) will be legally valid and binding agreement of the Fieldcrest Guarantors, enforceable against the Fieldcrest Guarantors in accordance with its terms except that enforcement thereof may be subject to (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

                 (l) The Exchange Securities have been, and in the case of the Fieldcrest Guarantors will be as of the Merger Closing Date, duly authorized, and, when duly executed, authenticated, issued and delivered, will be validly issued and outstanding, and will constitute the valid and binding obligations of the Issuers, entitled to the benefits of the Indenture and enforceable against the Issuers in accordance with their terms except that (i) enforcement thereof may be subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and (ii) the enforceability of any indemnification or contribution provisions thereof may be limited under applicable securities laws or the public policies underlying such laws.

                 (m) The Registration Rights Agreement (i) has been duly authorized by the Company and the Pillowtex Guarantors and (ii) as of the Merger Closing Date, will be authorized by the Fieldcrest Guarantors, and when duly executed and delivered by the Issuers (assuming the due execution and delivery by the Initial Purchasers), will constitute a valid and binding agreement of the Issuers, enforceable against the Issuers in accordance with its terms except that (i) enforcement thereof may be subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is





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         considered in a proceeding in equity or at law) and (ii) the enforceability of any indemnification or contribution provisions thereof may be limited under applicable securities laws or the public policies underlying such laws. As of the Merger Closing Date, the Supplemental Registration Rights Agreement will be duly executed and delivered by the Fieldcrest Guarantors and (assuming the due execution and delivery thereof by the Initial Purchasers) will be a legally valid and binding agreement of the Fieldcrest Guarantors, enforceable against the Fieldcrest Guarantors in accordance with its terms except that (i) enforcement thereof may be subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and (ii) the enforceability of any indemnification or contribution provisions thereof may be limited under applicable securities laws or the public policies underlying such laws.

                 (n) On the Merger Closing Date, the New Senior Credit Facilities (as defined in the Final Memorandum) (the "Credit Agreement") (a) will be duly authorized, executed and delivered by the Issuers and will constitute the valid and binding agreement of the Issuers, enforceable against the Issuers in accordance with its terms except that (i) enforcement thereof may be subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and (ii) the enforceability of any indemnification or contribution provisions thereof may be limited under applicable securities laws or the public policies underlying such laws; and (b) shall be in full force and effect. On the Merger Closing Date, no event of default or event which, with the giving of notice or passage of time or both, would constitute an event of default under the Credit Agreement shall have occurred and all conditions to the extension of credit thereunder still have been satisfied without waiver.

                 (o) The Agreement and Plan of Merger, dated September 10, 1997 by and among the Company, Pegasus Merger Sub, Inc., a wholly owned subsidiary of the Company ("Merger Sub") and Fieldcrest (the "Merger Agreement") has been duly authorized, executed and delivered by the Company and Merger Sub and constitutes the valid and binding agreement of the Company and Merger Sub enforceable against each of the Company and Merger Sub in accordance with its terms except that
         (i) enforcement thereof may be subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and (ii) the enforceability of any indemnification or contribution provisions thereof may be limited under applicable securities laws or the public policies underlying such laws. The Merger Agreement is in full force and effect and there exists no breach by the Company or Merger Sub, or, to the knowledge of the Company and the Pillowtex Guarantors, any other party of any representation or covenant thereunder and, to the knowledge of the Company, all conditions to the consummation of the transactions contemplated thereby will be satisfied without waiver.

                 (p) Both before and after giving effect to the Merger, the execution, delivery and performance of this Agreement, the Indenture, the Registration Rights Agreement, the Credit Agreement and the Merger Agreement by the Company and the Pillowtex Guarantors (to the extent each is a party thereto), and the consummation of the transactions contemplated hereby and thereby and the issuance and sale of the Securities and Exchange Securities by the Issuers will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a





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         default under, any indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which either the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries are subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any statute to which it may be subject or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets (except to the extent any such conflict, breach, violation or default singly or in the aggregate, would not reasonably be expected to have a Material Adverse Effect); and except for such consents, approvals, authorizations, registrations or qualifications as may be required under applicable state securities and Blue Sky laws in connection with the purchase and distribution of the Securities by the Initial Purchasers or as set forth in the Registration Rights Agreement, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Indenture, the Registration Rights Agreement, the Credit Agreement and the Merger Agreement by the Issuers, the consummation of the transactions contemplated hereby and thereby, and the issuance and sale of the Securities and Exchange Securities by the Issuers.

                 (q) Both before and after giving effect to the Merger, neither the Company nor any of its subsidiaries is in breach or violation of any of the terms or provisions of any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries are subject, nor is the Company or any of its subsidiaries in violation of the provisions of its respective charter or by-laws or any statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, any of its subsidiaries or any of their properties or assets (except to the extent any such conflict, breach, violation or default is cured at or prior to the Closing Date and within the grace period applicable thereto or would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect).

                 (r) The Securities, the Indenture and the Registration Rights Agreement conform in all material respects to the descriptions thereof contained in the Final Memorandum and the descriptions are accurate summaries in all material respects.

                 (s) Both before and after giving effect to the Merger and except for registration rights granted to Apollo Investment Fund III, L.P., Apollo Overseas Partner III, L.P. and Apollo (U.K.) Partners III, L.P. under that certain Preferred Stock Purchase Agreement, dated September 10, 1997, as amended, and as set forth in the Registration Rights Agreement, there are no contracts, agreements or understandings between the Company or any of its subsidiaries and any person granting such person the right to require the Company or any of its subsidiaries to file a registration statement under the Securities Act with respect to any securities owned or to be owned by such person or to require the Company or any of its subsidiaries to include such securities in any securities being registered pursuant to any registration statement filed by the Company or any of its subsidiaries under the Securities Act.

                 (t) Both before and after giving effect to the Merger and except as set forth in the Preliminary Memorandum and the Final Memorandum, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Company and the Pillowtex Guarantors, threatened against or affecting the





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
         Company or any of its subsidiaries, which would reasonably be expected to result in a Material Adverse Change or singly or in the aggregate, reasonably be expected to have a Material Adverse Effect or materially and adversely affect the offering of the Securities.

                 (u) Both before and after giving effect to the Merger, the Company and each of its subsidiaries has good and indefeasible title in fee simple to all real property and good and indefeasible title to all personal property owned by it and necessary in the conduct of the business of the Company or such subsidiary in each case free and clear of all liens, encumbrances and defects except (i) such as are referred to in the Final Memorandum or (ii) such as do not materially adversely affect the value of such property to the Company or such subsidiary, and do not interfere with the use made and proposed to be made of such property by the Company or such subsidiary to an extent that such interference would, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company and its subsidiaries possess adequate certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                 (v) KPMG Peat Marwick L.L.P. and Ernst & Young L.L.P., who have certified certain financial statements of the Company and its subsidiaries and Fieldcrest and its subsidiaries, respectively, are independent public accountants within the meaning of the Securities Act and the rules and regulations thereunder. The consolidated financial statements included in the Preliminary Memorandum and the Final Memorandum present fairly in all material respects the consolidated financial position of the Issuers, on a consolidated basis, as at the dates indicated and the results of their operations and the changes in their consolidated financial position for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved, except as indicated therein. Both before and after giving effect to the Merger, the Company and each of its subsidiaries and Fieldcrest and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability;
         (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                 (w) Both before and after giving effect to the Merger, neither the Company nor any of its subsidiaries is now or, after giving effect to the issuance of the Securities, and the application of the proceeds thereof, will be (i) insolvent, (ii) left with unreasonably small capital with which to engage in its anticipated businesses or (iii) incurring debts beyond its ability to pay such debts as they become due.

                 (x) Both before and after giving effect to the Merger, the Company and its subsidiaries own or otherwise possess the right to use all patents, trademarks, service marks, trade names and copyrights, all applications and registrations for each of the foregoing, and all other proprietary rights and confidential information used in the conduct of their respective businesses





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         as currently conducted; and, except as disclosed in the Final
         Memorandum, neither the Company nor any of its subsidiaries has received any notice or is otherwise aware, of any infringement of or conflict with the rights of any third party with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect.

                 (y) Both before and after giving effect to the Merger, the Company and its subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect. In the ordinary course of its business, the Company evaluates changes in Environmental Laws that may affect the facilities of the Company and its subsidiaries and to the extent any changes to the Company's facilities are deemed necessary as a result of such change in Environmental Laws, the Company attempts to implement such changes. On the basis of such evaluation, the Company has reasonably concluded that the costs and liabilities associated with any such change would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                 (z) Both before and after giving effect to the Merger and except as described in the Final Memorandum, no labor problem or disturbance with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is threatened which, singly or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

                 (aa) Both before and after giving effect to the Merger, neither the Company nor any of its subsidiaries, nor, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, has used any corporate funds during the last five years for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, payoff, influence payment, kickback or other unlawful payment.

                 (ab) Neither the Company nor any of its subsidiaries has taken, and none of them will take, any action that would cause this Agreement or the issuance or sale of the Securities and Exchange Securities to violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System or analogous foreign laws and regulations.

                 (ac)     The Issuers have complied with all provisions of
         Section 517.075, Florida Statutes (Chapter 92- 198, Laws of Florida) relating to doing business with the Government of Cuba or with persons or affiliates located in Cuba.

                 2.       PURCHASE AND SALE.  On the basis of the
representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Issuers agree to sell to the Initial Purchasers, and each Initial Purchaser agrees to purchase the aggregate principal amount of Securities set forth opposite its name as shown in Schedule B hereto, at a purchase price equal to 97.60% of such principal amount thereof. The Initial Purchasers shall reimburse the Company for certain costs incurred in connection with the offering in the amount of $647,500.

                 The Issuers shall not be obligated to deliver any of the Securities to be delivered except upon payment for all the Securities to be purchased as provided herein.

                 3. SALE AND RESALE OF THE SECURITIES BY THE INITIAL PURCHASERS. Each Initial Purchaser represents and warrants to the Issuers that it will offer the Securities to be purchased hereunder for resale only upon the terms and conditions set forth in this Agreement and in the Final Memorandum. The Initial Purchasers hereby represent and warrant to, and agree with, the Issuers that the Initial Purchasers (i) will not solicit offers for, or offer or sell, the Notes by means of any form of general solicitation or general advertising within the meaning of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act, and
(ii) will solicit offers for the Notes only from, and will offer, sell or deliver the Notes, as part of its initial offering, only to the following persons (each an "Eligible Purchaser") (A) persons in the United States whom such Initial Purchaser reasonably believes to be qualified institutional buyers ("Qualified Institutional Buyers") as defined in Rule 144A under the Securities Act, as such rule may be amended from time to time ("Rule 144A") or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to such Initial Purchaser that each such account is a Qualified Institutional Buyer, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, (B) to a limited number of institutional accredited investors as defined in Rule 501(a) (1), (2), (3) or (7) under Regulation D ("Accredited Investors") that, prior to their purchase of the Securities, executes and delivers a letter containing certain representations and agreements in the form attached as Annex A to the Final Memorandum, or (C) in offshore transactions pursuant to Regulation S under the Securities Act, and in each case, in transactions under Rule 144A or Regulation D in private sales exempt from registration under the Securities Act.

                 4. DELIVERY OF AND PAYMENT FOR THE NOTES. Delivery of and payment for the Securities shall be made at the office of Jones, Day, Reavis & Pogue, 599 Lexington Ave., New York, NY 10022, at 9:00 A.M., New York City time, on December 18, 1997 or at such other date or place as shall be determined by agreement between the Initial Purchasers and the Company. This date and time are sometimes referred to as the "Closing Date." On the Closing Date, the Company and the Pillowtex Guarantors shall deliver or cause to be delivered the Securities to the Initial Purchasers for the account of the Initial Purchasers against payment to or upon the order of the Company of the purchase price by wire transfer in federal (same-day) funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of the Initial Purchasers hereunder. Upon delivery, the Securities shall be in definitive fully registered form and registered in the name of Cede & Co., as nominee of the Depository Trust Company ("DTC"), or such other name or names and in such denominations as the Initial Purchasers shall request in writing not less than one business day prior to the Closing Date. For the purpose of expediting the checking and packaging of the Securities, the Company and the Pillowtex Guarantors shall make the Securities available for inspection by the Initial Purchasers in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the Closing Date.

                 5. FURTHER AGREEMENTS OF THE ISSUERS. The Issuers jointly and severally agree with each Initial Purchaser as set forth below in this Section 5:

                          (a) The Issuers will furnish to the Initial Purchasers, without charge, as many copies of the Final Memorandum and any supplements and amendments thereto as they may reasonably request.

                          (b) Prior to making any amendment or supplement to the Final Memorandum, the Issuers shall furnish a copy thereof to the Initial Purchasers and counsel to the Initial Purchasers and will not effect any such amendment or supplement to which the Initial Purchasers shall reasonably object by notice to the Company after a reasonable period to review.

                          (c) If, at any time prior to completion of the distribution of the Securities by the Initial Purchasers, any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Initial Purchasers or counsel for the Issuers, to amend or supplement the Final Memorandum in order that the Final Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances existing at the time it is delivered to a purchaser, or if it is necessary to amend or supplement the Final Memorandum to comply with applicable law, the Issuers will promptly prepare such amendment or supplement as may be necessary to correct such untrue statement or omission or so that the Final Memorandum, as so amended or supplemented, will comply with applicable law and furnish to the Initial Purchasers such number of copies of such amendment or supplement as they may reasonably request.

                          (d) So long as any Securities are outstanding and are "Restricted Securities" within the meaning of Rule 144(a)(3) under the Securities Act and during any period in which the Issuers are not subject to Section 13 or 15(d) of the Exchange Act, the Issuers will furnish to holders of the Securities and prospective purchasers of Securities designated by such holders, upon request of such holders or such prospective purchasers, the information, if any, required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

                          (e) So long as the Securities and Exchange Securities are outstanding, the Issuers will furnish to the Initial Purchasers copies of any annual reports, quarterly reports and current reports filed with the Securities and Exchange Commission ("SEC") on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the SEC, and such other documents, reports and information as shall be furnished by the Issuers to the Trustee or to the holders of the Securities and Exchange Securities pursuant to the Indenture.

                          (f) The Issuers will use their best efforts to qualify the Securities for sale under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers reasonably designate and to continue such qualifications in effect so long as reasonably required for the distribution of the Securities. The Issuers will also arrange for the determination of the eligibility for investment of the Securities under the laws of such jurisdictions as the Initial Purchasers reasonably request. Notwithstanding the foregoing, the Issuers shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a general consent to service of process or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise subject.

                          (g) The Issuers will use their best efforts to permit the Securities to be designated Private Offerings, Resales and Trading through the Automated Linkages Market ("PORTAL") securities in accordance with the rules and regulations adopted by the National

         Association of Securities Dealers, Inc. relating to trading in the PORTAL market and to permit the Securities to be eligible for clearance and settlement through DTC.

                          (h) The Issuers will not, and will cause their Affiliates not to, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) in a transaction that could be integrated with the sale of the Securities in a manner which would require the registration of the Securities under the Securities Act.

                          (i) Except following the effectiveness of any Registration Statement (as defined in the Registration Rights Agreement) and except for such offers as may be made as a result of, or subsequent to, filing such Registration Statement or amendments thereto prior to the effectiveness thereof, the Issuers will not, and will cause their affiliates not to, solicit any offer to buy or offer to sell the Securities by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

                          (j) The Company will consummate the transactions contemplated by the Merger Agreement in accordance with the terms thereof, and apply the net proceeds from the sale of the Securities, in each case, as set forth in the Final Memorandum.

                          (k) On the Merger Closing Date, the Company will cause the Fieldcrest Guarantors to execute the Purchase Agreement Supplement, the Supplemental Indenture, the Supplemental Registration Rights Agreement and the Guarantees.

                          (l) The Issuers will take such steps as shall be necessary to ensure that neither the Company nor any of its subsidiaries shall become (i) an "investment company" within the meaning of the Investment Company Act, or (ii) a "holding company" or a "subsidiary company" or an "affiliate" of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                          (m) The Issuers will not, and will cause their Affiliates not to, take any actions which would require the registration under the Securities Act of the Securities (other than pursuant to the Registration Rights Agreement).

                          (n) Prior to the consummation of the Exchange Offer or the effectiveness of an applicable shelf registration statement if, in the reasonable judgment of the Initial Purchasers, the Initial Purchasers or any of their Affiliates are required to deliver an offering memorandum in connection with sales of, or market-making activities with respect to, the Securities, (i) the Issuers will periodically amend or supplement the Final Memorandum so that the information contained in the Final Memorandum complies with the requirements of Rule 144A of the Securities Act, (ii) the Issuers will amend or supplement the Final Memorandum when necessary to reflect any material changes in the information provided therein so that the Final Memorandum will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances existing as of the date the Final Memorandum is so delivered, not misleading and
         (iii) the Issuers will provide the Initial Purchasers with copies of each such amended or supplemented Final Memorandum, as the Initial Purchasers may reasonably request.

                 The Issuers hereby expressly acknowledge that the indemnification and contribution provisions of Section 8 hereof are specifically applicable and relate to each offering memorandum, registration statement, prospectus, amendment or supplement referred to in this Section 5(n).

                          (o) The Issuers will do all things necessary to satisfy the closing conditions set forth in Section 7 hereof.

                 6. EXPENSES. The Issuers jointly and severally, agree to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Securities and Exchange Securities and any issue or stamp taxes payable in that connection; (b) the costs incident to the preparation and printing of the Preliminary Memorandum, the Final Memorandum and any amendments, supplements and exhibits thereto; (c) the costs of distributing the Preliminary Memorandum, the Final Memorandum and any amendment or supplement thereto; (d) the fees and expenses of qualifying the Securities and Exchange Securities under the securities laws of the several jurisdictions as provided in Section 5(f) and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Initial Purchasers); (e) the cost of printing the Securities and the Exchange Securities; (f) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of any counsel for the Trustee in connection with the Indenture and the Securities and Exchange Securities; (g) any fees paid to rating agencies in connection with the rating of the Securities and Exchange Securities; (h) the costs and expenses of DTC and its nominee, including its book-entry system; (i) all expenses and listing fees incurred in connection with the application for quotation of the Securities on the PORTAL market; and
(j) all other costs and expenses incident to the performance of the obligations of the Issuers under this Agreement.

                 7. CONDITIONS OF INITIAL PURCHASERS' OBLIGATIONS. The obligations of the Initial Purchasers to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Issuers contained herein at the Execution Time and the Closing Date, to the accuracy of the statements of the Issuers made in any certificates pursuant to the provisions hereof, to the performance by the Issuers of their obligations hereunder and to the following additional conditions:

                          (a) The Initial Purchasers shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Final Memorandum or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Latham & Watkins, counsel for the Initial Purchasers, is material or omits to state a fact which, in the opinion of such counsel, is material and is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                          (b) The Final Memorandum shall have been printed and copies distributed to the Initial Purchasers as soon as practicable but in no event later than on the second Business Day following the date of this Agreement or at such later date and time as to which the Initial Purchasers may agree, and no stop order suspending the qualification or exemption from qualification of the Securities in any jurisdiction referred to in Section 5(f) shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

                          (c) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect; no action, suit or proceeding shall have been commenced and be pending against or affecting or, to the knowledge of the Company, threatened against, the Company or any of its subsidiaries before any court or arbitrator or any governmental body, agency or official that, singly or in the aggregate, if adversely determined, would reasonably be expected to result in a Material Adverse Effect; and no stop order shall have been issued by the SEC or any governmental agency of any jurisdiction referred to in Section 5(f) preventing the use of the Final Memorandum, or any amendment or supplement thereto, or which would reasonably be expected to have a Material Adverse Effect.

                          (d) Since the dates as of which information is given in the Final Memorandum and other than as set forth in the Final Memorandum, (i) there shall not have been any Material Adverse Change, or any development that is reasonably likely to result in a Material Adverse Change, or any material change in the long-term debt of the Issuers, or material increase in the short-term debt of the Issuers, from that set forth in the Final Memorandum; (ii) no dividend or distribution of any kind shall have been declared, paid or made by the Issuers on any class of their capital stock; (iii) the Issuers shall not have incurred any liabilities or obligations, direct or contingent, that are material, individually or in the aggregate, to the Issuers, taken as a whole, and that are required to be disclosed on a balance sheet or notes thereto in accordance with generally accepted accounting principles and are not disclosed on the latest balance sheet or notes thereto included in the Final Memorandum.

                          (e) The Initial Purchasers shall have received a certificate, dated the Closing Date, signed on behalf of the Company by Jeffrey D. Cordes, Chief Operating Officer, confirming that (i) such officer, has participated in conferences with other officers and representatives of the Issuers, representatives of the independent public accountants of the Issuers and representatives of counsel to the Issuers at which the contents of the Final Memorandum and related matters were discussed and (ii) the matters set forth in paragraphs
         (b), (c) and (d) of this Section 7 are true and correct as of the Closing Date.

                          (f) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Purchase Agreement Supplement, the Securities and Exchange Securities, the Indenture, the Registration Rights Agreement, the Final Memorandum, the Credit Agreement, the Merger Agreement, the Supplemental Indenture, the Supplemental Registration Rights Agreement and all other legal matters relating to this Agreement and the transactions contemplated hereby and thereby, shall be satisfactory in all material respects to counsel for the Initial Purchasers, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

                          (g) Jones, Day, Reavis & Pogue, counsel for the Company and the Pillowtex Guarantors (other than Manetta Home Fashions, Inc. ("Manetta"), Tennessee Woolen Mills, Inc. ("Woolen Mills") and Beacon Manufacturing Company ("Beacon")) and in connection with the matters set forth in (xix) through (xxvii) below with respect to the Fieldcrest Guarantors (other than Crestfield Cotton Company ("Crestfield") and Bangor Investment Company ("Bangor"), shall have furnished to the Initial Purchasers its written opinion, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, to the effect that:

                                  (i)      The Company and each of Pillowtex,
                 Inc. ("PI") and PTEX Holding Company ("PTEX"), each a Delaware corporation and wholly owned subsidiary of the Company, are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation. Pillowtex Management Services Company ("PMSC") is a business trust existing in good standing under the laws of the State of Delaware. The Company and each of the Pillowtex Guarantors (other than Manetta, Woolen Mills and Beacon) are duly qualified to do business and in good standing in each jurisdiction set forth in Schedule 1 hereto which the Company has certified to us (A) are the jurisdictions in which the Company, PI, PTEX and PMSC own property, maintain business or have employees and (B) the failure to so qualify to transact business in other jurisdictions would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect;

                                  (ii)     Assuming, (A) the accuracy of the
                 representations, warranties and covenants of the Company set forth in this Agreement, and (B) the accuracy of the Initial Purchasers' representations and warranties set forth in this Agreement, no registration of the Securities under the Securities Act or qualification of the Indenture under the Trust Indenture Act is required in connection with the issuance, sale and delivery of the Securities by the Company and the Pillowtex Guarantors to the Initial Purchasers, and the initial reoffer, resale and delivery of the Securities by the Initial Purchasers, as contemplated by this Agreement and the Final Memorandum, it being understood that no opinion is expressed as to any subsequent resale of Securities or any resale of Securities by any person other than the Initial Purchasers;

                                  (iii)    The Company, PI and PTEX have the
                 corporate power and authority, and PMSC has the business trust power and authority, to consummate the transactions contemplated by this Agreement; and to issue, sell and deliver the Securities as contemplated by this Agreement;

                                  (iv)     This Agreement has been duly
                 authorized, executed and delivered by the Company and each of the Pillowtex Guarantors (other than Manetta, Woolen Mills and Beacon);

                                  (v)      The Indenture has been duly
                 authorized, executed and delivered by the Company and each of the Pillowtex Guarantors (other than Manetta, Woolen Mills and Beacon) and assuming due authorization, execution and delivery thereof by the Trustee, is a valid and binding agreement of the Company and each of the Pillowtex Guarantors (other than Manetta, Woolen Mills and Beacon), enforceable against the Company and each of the Pillowtex Guarantors (other than Manetta, Woolen Mills and Beacon) in accordance with its terms, except as the enforcement thereof may be subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting enforcement of creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law);

                                  (vi)     The execution and delivery of the
                 Securities have been duly authorized by all requisite corporate or business trust action of the Company and the Pillowtex Guarantors (other than Manetta, Woolen Mills and Beacon), as the case may be; the Notes have been duly executed and delivered by the Company, and the Guarantees have been duly executed and delivered by the Pillowtex Guarantors (other than Manetta, Woolen Mills and Beacon) and, assuming due authentication of the Notes by the Trustee and upon payment of the purchase price therefor in accordance with this Agreement, the

                 Notes and the Guarantees are valid and binding obligations of the Company and the Pillowtex Guarantors (other than Manetta, Woolen Mills and Beacon), respectively, entitled to the benefits of the Indenture, enforceable against the Company and the Pillowtex Guarantors (other than Manetta, Woolen Mills and Beacon), respectively, in accordance with their terms, except as the enforcement thereof may be subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting enforcement of creditors' rights generally and
                 (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law);

                                  (vii)    The execution and delivery of the
                 Exchange Securities have been duly authorized by all requisite corporate or business trust action of each of the Company and each of the Pillowtex Guarantors (other than Manetta, Woolen Mills and Beacon), as the case may be; and, when duly executed and delivered by the Company and the Pillowtex Guarantors (other than Manetta, Woolen Mills and Beacon) and duly authenticated by the Trustee, the Exchange Securities will be valid and binding obligations of the Company and the Pillowtex Guarantors (other than Manetta, Woolen Mills and Beacon)(as applicable), entitled to the benefits of the Indenture and enforceable against the Company and the Pillowtex Guarantors (other than Manetta, Woolen Mills and Beacon) (as applicable) in accordance with their terms, except as the enforcement thereof may be subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting enforcement of creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law);

                                  (viii)   The Registration Rights Agreement
                 has been duly authorized, executed and delivered by the Company and each of the Pillowtex Guarantors (other than Manetta, Woolen Mills and Beacon) and, assuming due authorization, execution and delivery thereof by the Initial Purchasers, the Registration Rights Agreement is a valid and binding agreement of the Company and each of the Pillowtex Guarantors (other than Manetta, Woolen Mills and Beacon), enforceable against the Company and each of the Pillowtex Guarantors (other than Manetta, Woolen Mills and Beacon) in accordance with its terms, except as the (i) enforcement thereof may be subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting enforcement of creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and (ii) the enforceability of any indemnification or contribution provisions thereof may be limited under applicable securities laws or the public policies underlying such laws;

                                  (ix)     The execution and delivery of the
                 Credit Agreement and the Merger Agreement have been duly authorized by all requisite corporate or business trust action, as the case may be, of the Company and each of the Pillowtex Guarantors (other than Manetta, Woolen Mills and Beacon) (to the extent each is a party thereto); and the Merger Agreement has been duly executed and delivered by the Company and Merger Sub and, assuming the due authorization, execution and delivery thereof by the other parties thereto, is a valid and binding agreement of the Company and Merger Sub enforceable against the Company and Merger Sub in accordance with its terms, except as the enforcement thereof may be subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting enforcement of creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law);

                                  (x)      All outstanding shares of capital
                 stock of PI and PTEX have been duly authorized and validly issued, are fully paid and nonassessable; and, to the knowledge of such counsel, all such shares and the beneficial interests of PMSC are owned of record by the Company or a subsidiary of the Company, and except for the pledge of such shares pursuant to the Credit Agreement upon consummation of the Merger as described in the Final Memorandum, are free and clear of any security interests, liens, pledges or encumbrances except for (A) a pledge of such shares pursuant to the Credit Agreement upon consummation of the Merger as described in the Final Memorandum and (B) the pledge of such shares pursuant to the Company's existing credit agreement with NationsBank of Texas, N.A., as agent.;

                                  (xi)     The execution and delivery by the
                 Company and the Pillowtex Guarantors of this Agreement, the Indenture, the Registration Rights Agreement and the Merger Agreement, to the extent each is a party thereto, and the performance by the Company and the Pillowtex Guarantors of their obligations thereunder will not (A) to the knowledge of such counsel, result in a breach or violation of any of the terms or provisions of, or constitute a default under, any agreement or instrument set forth on Schedule 2 thereto of the Company or the Pillowtex Guarantors (other than Manetta, Beacon and Woolen Mills) or (B) result in any violation of the provisions of the articles or bylaws or comparable governing documents of the Company or the Pillowtex Guarantors (other than Manetta, Woolen Mills and Beacon), or any applicable law, rule or regulation with respect to the Company or the Pillowtex Guarantors (other than Manetta, Woolen Mills and Beacon) or, to the knowledge of such counsel, order of any court or governmental agency having jurisdiction over the Company or the Pillowtex Guarantors (other than Manetta, Woolen Mills and Beacon), and except for such consents, approvals or authorizations of, or registrations or qualifications with, governmental authorities as may be required under the Securities Act and the rules and regulations thereunder or applicable states securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Initial Purchasers and as set forth in the Registration Rights Agreement, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body, is required in connection with the execution and delivery by the Company and the Pillowtex Guarantors (other than Manetta, Woolen Mills and Beacon) of this Agreement, the Indenture, the Registration Rights Agreement, the Credit Agreement or the Merger Agreement, and the performance by the Company and the Pillowtex Guarantors of their obligations thereunder;

                                  (xii)    The Indenture, the Securities, the
                 Registration Rights Agreement and the Merger Agreement conform and, in the case of the Credit Agreement will conform, in all material respects to the descriptions thereof contained in the Final Memorandum;

                                  (xiii)   To such counsel's knowledge, no
                 legal or governmental proceedings are pending to which the Company or the Pillowtex Guarantors is a party which seek to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Securities to the Initial Purchasers or the consummation of the transactions described in the Final Memorandum under the caption "The Merger";

                                  (xiv)    Neither the Company nor any of the
                 Pillowtex Guarantors is (i) subject to registration and regulation as an "investment company" within the meaning of the Investment Company Act, or (ii) a "holding company" or a "subsidiary company" or, to the knowledge of such counsel, an "affiliate" of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended;

                                  (xv) When the Securities are issued and
                 delivered pursuant to this Agreement, such Securities will not be of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as securities of Company or the Pillowtex Guarantors or, to such counsel's knowledge, Fieldcrest or the Fieldcrest Guarantors, that are listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or quoted on an automated inter-dealer quotation system;

                                  (xvi) Assuming the Initial Purchasers
                 purchase the Securities in accordance with Rule 144A under the Securities Act and comply with their representations, warranties and covenants contained in this Agreement, neither the issuance or sale of the Securities nor the application by the Company of the net proceeds thereof as set forth in the Final Memorandum will violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System;

                                  (xvii) Assuming due authorization by each of Manetta, Beacon and Woolen Mills, this Agreement, the Indenture, the Registration Rights Agreement and the Guarantees have been duly executed and delivered by each of Manetta, Beacon and Woolen Mills;

                                  (xviii)  Assuming (A) the due execution and
                 delivery by the parties thereto of the Indenture, (B) the issuance of the Securities by the Company and the Pillowtex Guarantors, (C) the receipt by the Trustee of the proceeds of the sale of the Securities to secure the payment and the performance of the Company's obligations to redeem the Notes upon a Special Redemption (as defined in the Indenture), (D) the deposit by the Trustee, pursuant to the Indenture, of the Special Redemption Amount (as defined in the Indenture) in the Collateral Account (as defined in the Indenture) and the immediate investment, pursuant to the Indenture, by the Trustee of amounts on deposit in the Collateral Account in the Mutual Fund Account (as defined in the Indenture) maintained by Nations Fund, (E) the continuing qualification of Nations Fund as a "securities intermediary" pursuant to and as defined in Section 8-102 of the Uniform Commercial Code of the State of New York (the "UCC"), and (F) the delivery by the Trustee to Nations Fund as "securities intermediary" on whose books the Mutual Fund Account is registered of instructions to comply with "entitlement orders" (as defined in Section 8-102 of the UCC) (as attached to such counsel's opinion) originated by the Trustee without further consent by any of the Company, the Pilowtex Guarantors, the Initial Purchasers or the Holders, the Trustee's security interest in the Company's right, title and interest in the Collateral (as defined in the Indenture) is and will remain perfected until the Collateral is released pursuant to the terms of the Indenture;

                                  (xix)    Each of the Fieldcrest Guarantors
                 (other than Crestfield and Bangor) is duly qualified to do business and in good standing in each jurisdiction set forth in Schedule 3 hereto which the Company has certified to us (A) are the jurisdictions in which the Fieldcrest Guarantors own property, maintain business or have employees and (B) the failure to so qualify to transact business in other jurisdictions would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect;

                                  (xx) Assuming the consummation of the Merger
                 as described in the Final Memorandum and the due authorization, execution and delivery of the Indenture and the Supplemental Indenture by each of the Fieldcrest Guarantors (other than Crestfield and Bangor), and assuming due authorization, execution and delivery thereof by the Trustee, each of the Indenture and the Supplemental Indenture will be valid and binding agreement of each of the Fieldcrest Guarantors (other than Crestfield and Bangor), enforceable against each of the Fieldcrest Guarantors (other than Crestfield and Bangor) in accordance with its terms, except as enforcement thereof may be subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting enforcement of creditors' rights generally and
                 (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law);

                                  (xxi)    Assuming the consummation of the
                 Merger as described in the Final Memorandum and the due authorization, execution and delivery of the Guarantees by each of the Fieldcrest Guarantors (other than Crestfield and Bangor), the Guarantees will be valid and binding obligations of each of the Fieldcrest Guarantors (other than Crestfield and Bangor), entitled to the benefits of the Indenture, enforceable against each of the Fieldcrest Guarantors (other than Crestfield and Bangor) in accordance with their terms, except as the enforcement thereof may be subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting enforcement of creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law);

                                  (xxii)  Assuming the consummation of the
                 Merger as described in the Final Memorandum and the due authorization, execution and delivery of the Exchange Securities by each of the Fieldcrest Guarantors (other than Crestfield and Bangor), the Exchange Securities will be valid and binding obligations of the Fieldcrest Guarantors (other than Crestfield and Bangor) entitled to the benefits of the Indenture and enforceable against the Fieldcrest Guarantors (other than Crestfield and Bangor) in accordance with their terms, except as the enforcement thereof may be subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting enforcement of creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law);

                                  (xxiii)    Assuming the consummation of the
                 Merger as described in the Final Memorandum and the due authorization, execution and delivery of the Registration Rights Agreement and the Supplemental Registration Rights Agreement by each of the Fieldcrest Guarantors (other than Crestfield and Bangor), and assuming due authorization, execution and delivery thereof by the Initial Purchasers, the Registration Rights

                 Agreement and the Supplemental Registration Rights Agreement will be a valid and binding agreement of each of the Fieldcrest Guarantors (other than Crestfield and Bangor), enforceable against each of the Fieldcrest Guarantors (other than Crestfield and Bangor) in accordance with their terms, except as the (i) enforcement thereof may be subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting enforcement of creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and (ii) the enforceability of any indemnification or contribution provisions thereof may be limited under applicable securities laws or the public policies underlying such laws;

                                  (xxiv)  Assuming the consummation of the
                 Merger as described in the Final Memorandum and the due authorization, execution and delivery of the subsidiary guarantee in connection with the Credit Agreement (the "Subsidiary Guarantee") by each of the Fieldcrest Guarantors (other than Crestfield and Bangor) and, assuming the due authorization, execution and delivery by the other parties thereto, each Subsidiary Guarantee will be a valid and binding agreement of each of the Fieldcrest Guarantors (other than Crestfield and Bangor), enforceable against each of the Fieldcrest Guarantors (other than Crestfield and Bangor) in accordance with its terms, except as the enforcement thereof may be subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law);

                                  (xxv)  Assuming the consummation of the
                 Merger as described in the Final Memorandum and in reliance upon the representations and warranties made to the Company in the Merger Agreement, all of the outstanding shares of capital stock of each of the Fieldcrest Guarantors (other than Crestfield and Bangor) are owned by the Company or a subsidiary of the Company;

                                  (xxvi)  Assuming the consummation of the
                 Merger as described in the Final Memorandum, and assuming the due authorization, execution and delivery by each of the parties thereto of the Purchase Agreement Supplement, the Supplemental Indenture, the Supplemental Registration Rights Agreement, the Credit Agreement and the Merger Agreement, the performance by each of the Fieldcrest Guarantors (other than Crestfield and Bangor) of their obligations thereunder will not (A) to the knowledge of such counsel, result in a breach or violation of any of the terms or provisions of, or constitute a default under, any agreement or instrument set forth on Schedule 4 hereto or (B) result in any violation of the provisions of the charter or bylaws of any of the Fieldcrest Guarantors (other than Crestfield and Bangor), any applicable federal, Delaware General Corporate or Texas law or regulation to which the Fieldcrest Guarantors (other than Crestfield and Bangor) are bound; and except for such consents, approvals or authorizations of, or registrations or qualifications with, governmental authorities as may be required under the Securities Act and the rules and regulations thereunder or applicable states securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Initial Purchasers and as set forth in the Registration Rights Agreement, no consent, approval, authorization or order of, or filing or registration with, any governmental agency or authority of the State of Texas, Delaware or of the United States of America other than such filings that are required to effect the Merger that have not been made or obtained, is required in connection with the execution and delivery by each of the Fieldcrest Guarantors (other than Crestfield and Bangor) of the Purchase Agreement Supplement, the Supplemental Indenture, the Supplemental Registration Rights Agreement, the Credit Agreement or the Merger Agreement, and the performance of the obligations thereunder of the Fieldcrest Guarantors (other than Crestfield and Bangor); and

                                  (xxvii)  To such counsel's knowledge, no
                 legal or governmental proceedings are pending to which any of the Fieldcrest Guarantors is a party which seek to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Securities to the Initial Purchasers or the consummation of the transactions described in the Final Memorandum under the caption "The Merger".

                 In addition, such counsel shall also state that such counsel has participated in conferences with officers and representatives of the Issuers, representatives of KPMG Peat Marwick LLP and Ernst & Young LLP, the independent public accountants for the Issuers who examined certain of the consolidated financial statements of the Company and Fieldcrest included in the Final Memorandum, and the Initial Purchasers at which the information contained in the Preliminary Memorandum and Final Memorandum and related matters were discussed. Such counsel is not passing upon and does not assume any responsibility for and has not verified the accuracy, completeness or fairness of the information contained in the Final Memorandum, and has not made any independent check or verification thereof. On the basis of the foregoing (relying as to materiality upon facts provided by officers and other representatives of the Issuers), no facts have come to the attention of such counsel that lead such counsel to believe that the Final Memorandum, as of its date or the Closing Date, contained an untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief or opinion with respect to the financial statements and the notes thereto, and other financial and statistical data included therein and the information referred to under the caption "Independent Public Accountants" as having been included in the Final Memorandum on the authority of KPMG Peat Marwick LLP and Ernst & young LLP, as experts).

                 In rendering such opinion, such counsel may state that such opinion is limited to the laws of the state of New York, the laws of the state of Texas, the General Corporation Law of the State of Delaware and the federal law of the United States of America. In rendering such opinion, such counsel shall be entitled to rely, as to certain matters of fact, on information contained in certificates of officers of the Company and the Pillowtex Guarantors.

                          (h) Parker, Poe, Adams & Bernstein L.L.P., special North Carolina counsel for Manetta and Beacon, shall have furnished to the Initial Purchasers its written opinion, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, to the effect that:

                                  (i)      Each of Manetta and Beacon is
                 validly existing as a corporation and is in good standing under the laws of its jurisdiction of incorporation. Each of Manetta and Beacon is duly qualified to do business and in good standing as a foreign corporation in each jurisdiction with respect to which it has certified to us that it owns property, maintains business or has employees (except where failure to so qualify would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect);

                                  (ii)     Each of Manetta and Beacon has the
                 corporate power and authority to execute and deliver, and to consummate the transactions contemplated by this Agreement; and each of Manetta and Beacon has the corporate power and authority to issue, sell and deliver the Securities as contemplated by this Agreement;

                                  (iii) To such counsel's knowledge, neither Manetta nor Beacon is in violation of its corporate charter or by-laws by virtue of the execution, delivery or performance of the Purchase Agreement, the Indenture, the Guarantees, the Registration Rights Agreement or the Credit Agreement;

                                  (iv)     The execution and delivery of this
                 Agreement have been duly authorized by all requisite corporate action of each of Manetta and Beacon;

                                  (v)      The execution and delivery of the
                 Indenture have been duly authorized by all requisite corporate action of each of Manetta and Beacon;

                                  (vi)     The execution and delivery of the
                 Guarantees have been duly authorized by all requisite corporate action of each of Manetta and Beacon;

                                  (vii)    The execution and delivery of the
                 Registration Rights Agreement have been duly authorized by all requisite corporate action of each of Manetta and Beacon; and

                                  (viii)   All of the capital stock of each of
                 Manetta and Beacon is owned of record by the Company or a subsidiary of the Company. All shares of capital stock of each of Manetta and Beacon have been duly authorized and validly issued, are fully paid and nonassessable.

                 In rendering such opinion, such counsel may state that such opinion is limited to the laws of the state of North Carolina and the federal law of the United States of America. In rendering such opinion, such counsel shall be entitled to rely, as to certain matters of fact, on information contained in certificates of officers of the Issuers, provided that such counsel shall state that they believe that they and the Initial Purchasers are justified in relying upon such certificates and on certificates and reports of public officials.

                          (i) Waller Lansden Dortch & Davis, special Tennessee counsel for Woolen Mills, shall have furnished to the Initial Purchasers its written opinion, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, to the effect that:

                                  (i)      Woolen Mills is validly existing as
                 a corporation and is in good standing under the laws of its jurisdiction of incorporation. Woolen Mills is duly qualified to do business and in good standing as a foreign corporation in each jurisdiction with respect to which it has certified to us that it owns property, maintains business or has employees (except where failure to so qualify would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect);

                                  (ii) Woolen Mills has the corporate power and authority to execute and deliver, and to consummate the transactions contemplated by this Agreement and the Guarantee;

                                  (iii)    To such counsel's knowledge, Woolen
                 Mills is not in violation of its corporate charter or by-laws by virtue of the execution, delivery or performance of the Indenture, the Purchase Agreement, the Registration Rights Agreement or the Credit Agreement;

                                  (iv)     The execution and delivery of this
                 Agreement have been duly authorized by all requisite corporate action of Woolen Mills;

                                  (v)      The execution and delivery of the
                 Indenture have been duly authorized by all requisite corporate action of Woolen Mills;

                                  (vi)     The execution and delivery of the
                 Guarantee have been duly authorized by all requisite corporate action of Woolen Mills;

                                  (vii)    The execution and delivery of the
                 Registration Rights Agreement have been duly authorized by all requisite corporate action of Woolen Mills;

                                  (viii)   The execution and delivery of the
                 Credit Agreement has been duly authorized by all requisite corporate action of Woolen Mills; and

                                  (ix)     All of the capital stock of Woolen
                 Mills is owned of record by the Company or a subsidiary of the Company. All shares of capital stock of Woolen Mills have been duly authorized and validly issued, are fully paid and nonassessable and except as disclosed in the Final Memorandum, to such counsel's knowledge, all such shares are owned by the Company or a subsidiary of the Company free and clear of any security interests, liens, pledges or encumbrances.

                 In rendering such opinion, such counsel may state that such opinion is limited to the laws of the state of Tennessee and the federal law of the United States of America. In rendering such opinion, such counsel shall be entitled to rely, as to certain matters of fact, on information contained in certificates of officers of the Issuers, provided that such counsel shall state that they believe that they and the Initial Purchasers are justified in relying upon such certificates and on certificates and reports of public officials.

                          (j) Morris Nichols Arsht & Tunnell, counsel for the Fieldcrest Guarantors (other than Crestfield and Bangor), shall have furnished to the Initial Purchasers its written opinion, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, to the effect that:

                                  (i)      The Fieldcrest Guarantors (other
                 than Crestfield and Bangor) have the corporate power and authority to consummate the transactions contemplated by this Agreement; and to execute and deliver the Guarantees as contemplated by this Agreement and the Purchase Agreement Supplement;

                                  (ii)     This Agreement and the Purchase
                 Agreement Supplement have been duly authorized by all requisite corporate action of each of the Fieldcrest Guarantors (other than Crestfield and Bangor) and, upon consummation of the Merger, this Agreement and the Purchase Agreement Supplement will be duly executed and delivered by each of the Fieldcrest Guarantors (other than Crestfield and Bangor);

                                  (iii)    The Indenture has been duly
                 authorized by all requisite corporate action of each of the Fieldcrest Guarantors (other than Crestfield and Bangor), and, upon the consummation of the Merger, the Indenture and the Supplemental Indenture will be duly executed and delivered by the Fieldcrest Guarantors (other than Crestfield and Bangor);

                                  (iv)     The execution and delivery of the
                 Securities have been duly authorized by all requisite corporate action of the Fieldcrest Guarantors (other than Crestfield and Bangor); upon consummation of the Merger, the Guarantees will be duly executed and delivered by the Fieldcrest Guarantors (other than Crestfield and Bangor);

                                  (v) Assuming consummation of the Merger, the execution and delivery of the Exchange Securities have been duly authorized by all requisite corporate action of each of the Fieldcrest Guarantors (other than Crestfield and Bangor);

                                  (vi) Assuming consummation of the Merger, the Registration Rights Agreement and the Supplemental Registration Rights Agreement have been duly authorized by all requisite corporate action of each of the Fieldcrest Guarantors (other than Crestfield and Bangor);

                                  (vii) Assuming consummation of the Merger, the execution and delivery of the Credit Agreement and the Merger Agreement have been duly authorized by all requisite corporate action of the Fieldcrest Guarantors (other Crestfield and Bangor); and

                                  (viii)   All outstanding shares of capital
                 stock of the Fieldcrest Guarantors (other than Crestfield and Bangor) have been duly authorized and validly issued, are fully paid and nonassessable; and, to the knowledge of such counsel, all such shares are owned of record by the Fieldcrest Guarantors free and clear of any security interests, liens, pledges or encumbrances of record.

                 In rendering such opinion, such counsel may state that such opinion is limited to the General Corporation Law of the State of Delaware and the federal law of the United States of America. In rendering such opinion, such counsel shall be entitled to rely, as to certain matters of fact, on information contained in certificates of officers of the Issuers, provided that such counsel shall state that they believe that they and the Initial Purchasers are justified in relying upon such certificates and on certificates and reports of public officials.

                          (k) Waller Lansden Dortch & Davis, special Tennessee counsel for Crestfield, shall have furnished to the Initial Purchasers its written opinion, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, to the effect that:

                                  (i)      Crestfield is validly existing as a
                 corporation and is in good standing under the laws of its jurisdiction of incorporation. Crestfield is duly qualified to do business and in good standing as a foreign corporation in each jurisdiction with respect to which it has certified to us that it owns property, maintains business or has employees (except where failure to so qualify would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect);

                                  (ii)     Crestfield has the corporate power
                 and authority to execute and deliver, and to consummate the transactions contemplated by this Agreement and the Guarantee;

                                  (iii)    To such counsel's knowledge,
                 Crestfield is not in violation of its corporate charter or by-laws by virtue of the execution, delivery or performance of the Supplemental Indenture, the Purchase Agreement Supplement, the Supplemental Registration Rights Agreement or the Credit Agreement;

                                  (iv)     Assuming the consummation of the
                 Merger, the execution and delivery of this Agreement and the Purchase Agreement Supplement have been duly authorized by all requisite corporate action of Crestfield;

                                  (v)      Assuming the consummation of the
                 Merger, the execution and delivery of the Indenture and the Supplemental Indenture have been duly authorized by all requisite corporate action of Crestfield;

                                  (vi)     Assuming the consummation of the
                 Merger, the execution and delivery of the Guarantee have been duly authorized by all requisite corporate action of Crestfield;

                                  (vii)    Assuming the consummation of the
                 Merger, the execution and delivery of the Registration Rights Agreement and the Supplemental Registration Rights Agreement have been duly authorized by all requisite corporate action of Crestfield;

                                  (viii)   Assuming the consummation of the
                 Merger, the execution and delivery of the Credit Agreement has been duly authorized by all requisite corporate action of Crestfield; and

                                  (ix)     Assuming the consummation of the
                 Merger, all of the capital stock of Crestfield is owned of record by the Company or a subsidiary of the Company. All shares of capital stock of Crestfield have been duly authorized and validly issued, are fully paid and nonassessable and except as disclosed in the Final Memorandum, to such counsel's knowledge, all such shares are owned by the Company or a subsidiary of the Company free and clear of any security interests, liens, pledges or encumbrances.

                 In rendering such opinion, such counsel may state that such opinion is limited to the laws of the state of Tennessee and the federal law of the United States of America. In rendering such opinion, such counsel shall be entitled to rely, as to certain matters of fact, on information contained in certificates of officers of the Issuers, provided that such counsel shall state that they believe that they and the Initial Purchasers are justified in relying upon such certificates and on certificates and reports of public officials.

                          (l) Drummond Woodsum & MacMahon, special Maine counsel for Bangor, shall have furnished to the Initial Purchasers its written opinion, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, to the effect that:

                                  (i)      Bangor is validly existing as a
                 corporation and is in good standing under the laws of its jurisdiction of incorporation. Bangor is duly qualified to do business and in good standing as a foreign corporation in each jurisdiction with respect to which it has certified to us that it owns property, maintains business or has employees (except where failure to so qualify would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect);

                                  (ii)     Bangor has the corporate power and
                 authority to execute and deliver this Agreement and the Purchase Agreement Supplement; and Bangor has the corporate power and authority to issue, sell and deliver the Securities as contemplated by this Agreement and the Purchase Agreement Supplement;

                                  (iii)    To such counsel's knowledge, the
                 execution and delivery of the Purchase Agreement Supplement, the Supplemental Indenture, the Supplemental Registration Rights Agreement and the Credit Agreement will not violate Bangor's corporate charter or bylaws;

                                  (iv)     Assuming the consummation of the
                 Merger, the execution and delivery of this Agreement and the Purchase Agreement Supplement have been duly authorized by all requisite corporate action of Bangor;

                                  (v)      Assuming the consummation of the
                 Merger, the execution and delivery of the Indenture and the Supplemental Indenture have been duly authorized by all requisite corporate action of Bangor;

                                  (vi)     Assuming the consummation of the
                 Merger, the execution and delivery of the Guarantee have been duly authorized by all requisite corporate action of Bangor;

                                  (vii)    Assuming the consummation of the
                 Merger, the execution and delivery of the Registration Rights Agreement and the Supplemental Registration Rights Agreement have been duly authorized by all requisite corporate action of Bangor;

                                  (viii)   Assuming the consummation of the
                 Merger, the execution and delivery of the Credit Agreement has been duly authorized by all requisite corporate action of Bangor; and

                                  (ix)     Assuming the consummation of the
                 Merger, all of the capital stock of Bangor is owned of record by the Company or a subsidiary of the Company. All shares of capital stock of Bangor have been duly authorized and validly issued, are fully paid and nonassessable and except as disclosed in the Final Memorandum, to such counsel's knowledge, all such shares are owned by the Company or a subsidiary of the Company free and clear of any security interests, liens, pledges or encumbrances.

                 In rendering such opinion, such counsel may state that such opinion is limited to the laws of the state of Maine and the federal law of the United States of America. In rendering such opinion, such counsel shall be entitled to rely, as to certain matters of fact, on information contained in certificates of officers of the Issuers, provided that such counsel shall state that they believe that they and the Initial Purchasers are justified in relying upon such certificates and on certificates and reports of public officials.

                          (m) You shall have received on the Closing Date an opinion of Latham & Watkins, counsel for the Initial Purchasers, dated the Closing Date and addressed to you, in form and substance reasonably satisfactory to you.

                          (n) The Company, the Pillowtex Guarantors and the Trustee shall have entered into the Indenture and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

                          (o) The Company, the Pillowtex Guarantors and the Initial Purchasers shall have entered into the Registration Rights Agreement and the Initial Purchaser shall have received counterparts, conformed as executed, thereof.

                          (p) At the Execution Time and at the Closing Date, KPMG Peat Marwick L.L.P. and Ernst & Young L.L.P. shall have furnished to the Initial Purchasers a letter or letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Initial Purchasers, confirming that they are independent accountants within the meaning of the Securities Act and the Exchange Act and the applicable rules and regulations thereunder and Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants (the "AICPA") and otherwise satisfactory in form and substance to the Initial Purchasers and their counsel.

                          (q) (i) Neither the Company nor its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Final Memorandum losses or interferences with their businesses, taken as a whole, from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Final Memorandum or
         (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company or its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Final Memorandum, the effect of which, in any such case described in clause (i) or (ii), is, in the reasonable judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities being delivered on the Closing Date on the terms and in the manner contemplated herein and in the Final Memorandum.

                          (r) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or The NASDAQ Stock Market's National Market or in the over-the-counter market shall have been suspended or materially limited, or minimum prices shall have been established on such exchange by the SEC, or by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the reasonable judgment of the Initial Purchaser, impracticable or inadvisable to proceed with the offering or delivery of the Securities being delivered on the Closing Date on the terms and in the manner contemplated herein and in the Final Memorandum.

                          (s) Latham & Watkins shall have been furnished with such documents, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 7 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

                          (t) Prior to the Closing Date, the Issuers shall have furnished to the Initial Purchaser such further information, certificates and documents as the Initial Purchaser may reasonably request.

                          (u) The Company shall have been advised by PORTAL that the Securities have been designated PORTAL eligible securities in accordance with the rules and regulations of the National Association of Securities Dealers, Inc.

                 All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

                 8.       POST CLOSING COVENANTS.

                          (a) On the Merger Closing Date, the Issuers shall enter into the Credit Agreement (the form and substance of which shall be reasonably acceptable to the Initial Purchasers) and the Initial Purchasers shall receive counterparts, conformed as executed, thereof and of all other documents and agreements entered into in connection therewith. There shall exist at and as of the Merger Closing Date no conditions that would constitute a default (or an event that with notice or the lapse of time, or both, would constitute a default) under the Credit Agreement. On the Merger Closing Date, the Credit Agreement shall be in full force and effect and shall not have been modified.

                          (b) On the Merger Closing Date, the Company shall cause each of the Fieldcrest Guarantors to authorize, execute and deliver the Purchase Agreement Supplement, the Supplemental Indenture, the Supplemental Registration Rights Agreement and a Guarantee with respect to the Notes.

                          (c) On the Merger Closing Date, the Company shall issue and sell the Pillowtex Preferred Stock (as defined in the Final Memorandum) in the manner contemplated by the Final Memorandum and the Company shall provide the Initial Purchasers with final and complete copies of the Certificate of Designations, Securities Purchase Agreement and all other related documents.

                          (d) On or prior to the Merger Closing Date, a two-thirds majority of the stockholders of Fieldcrest shall have approved the Merger in accordance with applicable laws and a majority of the shareholders of the Company shall have approved the Share Issuance (as such term is defined in the Joint Proxy Statement/Prospectus dated November 26, 1997, of the Company and Fieldcrest). On the Closing Date, a wholly owned subsidiary of the Company shall merge with and into Fieldcrest in the manner contemplated by the Merger Agreement and as described in the Final Memorandum.

                 9. INDEMNIFICATION AND CONTRIBUTION. (a) The Issuers jointly and severally agree to indemnify and hold harmless each Initial Purchaser, the directors, officers, employees and agents of each Initial Purchaser and each person who controls any Initial Purchaser within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Memorandum, the Final Memorandum or any information provided by the Issuers to any holder or prospective purchaser of Notes pursuant to Section 5(e), or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agree to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action: provided, however, that the Issuers will not be liable in any such case to any Initial Purchaser to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Memorandum or the Final Memorandum, or in any amendment thereof or supplement thereto, in reliance upon and in conformity with written information furnished to the Issuers by or on behalf of such Initial Purchaser specifically for inclusion therein; provided further that with respect to any such untrue statement or omission made in the Preliminary Memorandum, the indemnity agreement contained in this Section 9(a) shall not inure to the benefit of an Initial Purchaser from whom the person asserting any such losses, claims, damages, liabilities, judgments, actions or expenses purchased Securities, or any controlling person of such Initial Purchaser if a copy of the Final Memorandum was sent or given by or on behalf of such Initial Purchaser to such person at or prior to the written confirmation of the sale of Securities to such person and the Final Memorandum cured the defect giving rise to such losses, claims, damages, liabilities, judgments, actions or expenses, unless, such failure to deliver the Final Memorandum was a result of noncompliance by the Issuers with Section 5(c) hereof.

                 (b) Each Initial Purchaser severally and not jointly agrees to indemnify and hold harmless the Issuers, their directors, officers, employees and agents and each person who controls the Issuers within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from the Issuers to each Initial Purchaser, but only with reference to written information relating to such Initial Purchaser furnished to the Issuers by or on behalf of such Initial Purchaser specifically for inclusion in the Preliminary Memorandum or the Final Memorandum (or in any amendment or supplement thereto). This indemnity agreement will be in addition to any liability which any Initial Purchaser may otherwise have. The Issuers acknowledge that the statements set forth in the last paragraph of the cover page, the last paragraph on page (iii) and under the heading "Plan of Distribution" in the Preliminary Memorandum and the Final Memorandum constitute the only information furnished in writing by or on behalf of the Initial Purchasers for inclusion in the Preliminary Memorandum or the Final Memorandum (or any amendment or supplement thereto).

                 (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof, but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would, in the opinion of legal counsel to the indemnified party, present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been informed in writing by legal counsel that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                 (d)      In the event that the indemnity provided in paragraph
(a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Issuers and the Initial Purchasers agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Issuers and the Initial Purchasers may be subject in such proportion as is appropriate to reflect the relative benefits received by the Issuers and by the Initial Purchasers from the offering of the Securities; provided, however, that in no case shall the Initial Purchasers be responsible for any amount in excess of the purchase discount or commission applicable to the Securities purchased by the Initial Purchasers hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Issuers and the Initial Purchasers shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Issuers and of the Initial Purchasers in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Issuers shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses), and benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions received by the Initial Purchasers from the Issuers in connection with the purchase of the Securities hereunder. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Issuers or the Initial Purchasers. The Issuers and the Initial Purchasers agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Initial Purchaser within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of an Initial Purchaser shall have the same rights to contribution as such Initial Purchaser, and each person who controls the Issuers within the meaning of either the Securities Act or the Exchange Act and each partner, officer and director of the Issuers shall have the same rights to contribution as the Issuers, subject in each case to the applicable terms and conditions of this paragraph (d).

                 10. TERMINATION. The obligations of the Initial Purchasers hereunder may be terminated by the Initial Purchasers by notice given to and received by the Company prior to delivery of and payment for the Securities if, prior to that time, any of the events described in Sections 7
(r) or 7(s) shall have occurred or if the Initial Purchaser shall decline to purchase the Securities for any reason permitted under this Agreement.

                 11.      REIMBURSEMENT OF INITIAL PURCHASERS' EXPENSES.  If
(a) the Issuers shall fail to tender the Securities for delivery to the Initial Purchasers otherwise than for any reason permitted under this Agreement or (b) the Initial Purchasers shall decline to purchase the Securities for any reason permitted under this Agreement, the Issuers shall reimburse the Initial Purchasers for the reasonable fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been incurred by them in connection with this Agreement and the proposed purchase of the Securities, and upon demand the Issuers shall pay the full amount thereof to the Initial Purchasers.

                 12. NOTICES, ETC. All statements, requests, notices and agreements hereunder shall be in writing, and:

                          (a) if to the Initial Purchasers, shall be delivered or sent by mail, telex or facsimile transmission to NationsBanc Montgomery Securities, Inc., 100 North Tryon Street, 20th Floor, Charlotte, North Carolina 28255, Attention: Gary Wolfe (Fax:
         (704) 386-6453), with a copy to Latham & Watkins, 885 Third Avenue, New York, New York 10022, Attention: Kirk A. Davenport (Fax: (212) 751-4864);

                          (b) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Final Memorandum, Attention: Jeffrey D. Cordes (Fax:
         (214) 330- 6016).

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Issuers shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Initial Purchasers.

                 13. PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Issuers and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Issuers contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control an Initial Purchaser within the meaning of Section 15 of the Securities Act and (b) the indemnity agreement of the Initial Purchasers contained in Section 9(b) of this Agreement shall be deemed to be for the benefit of directors of the Issuers, officers employees and agents of the Issuers and any person controlling any of the Issuers within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 12, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

                 14. SURVIVAL. The respective indemnities, representations, warranties and agreements of the Issuers and the Initial Purchasers contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

                 15. DEFINITION OF "BUSINESS DAY." For purposes of this Agreement, "business day" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in The City of New York, New York are authorized or obligated by law, executive order or regulation to close.

                 16. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF NEW YORK.

                 17. COUNTERPARTS. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

                 18. HEADINGS. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.


                            [Signature page follows]

                 If the foregoing correctly sets forth the agreement between the Company and the Initial Purchasers, please indicate your acceptance in the space provided for that purpose below.

                                        Very truly yours,


                                        Pillowtex Corporation


                                        By:      /s/ Jeffrey D. Cordes
                                                 -------------------------------
                                                 Name:  Jeffrey D. Cordes
                                                 Title:  President



                                        Pillowtex, Inc.


                                        By:      /s/ Jeffrey D. Cordes
                                                 -------------------------------
                                                 Name:  Jeffrey D. Cordes
                                                 Title:  President



                                        Beacon Manufacturing Company


                                        By:      /s/ Jeffrey D. Cordes
                                                 -------------------------------
                                                 Name:  Jeffrey D. Cordes
                                                 Title:  President



                                        Manetta Home Fashions, Inc.


                                        By:      /s/ Jeffrey D. Cordes
                                                 -------------------------------
                                                 Name:  Jeffrey D. Cordes
                                                 Title:  President



                                        Tennessee Woolen Mills, Inc.


                                        By:      /s/ Jeffrey D. Cordes
                                                 -------------------------------
                                                 Name:  Jeffrey D. Cordes
                                                 Title:  President

                                        PTEX Holding Company


                                        By:      /s/ Jeffrey D. Cordes
                                                 -------------------------------
                                                 Name:  Jeffrey D. Cordes
                                                 Title:  President



                                        Pillowtex Management Services Company


                                        By:      /s/ Jeffrey D. Cordes
                                                 -------------------------------
                                                 Name:  Jeffrey D. Cordes
                                                 Title:  President

                 The foregoing Agreement is hereby confirmed and accepted as of the date first above written.




NATIONSBANC MONTGOMERY SECURITIES, INC.
BEAR, STEARNS & CO. INC.



By:  NATIONSBANC MONTGOMERY SECURITIES, INC.




By: /s/ Gary Wolfe
    ----------------------------------------
    Name: Gary Wolfe
    Title: Director

                                   EXHIBIT A

                         PURCHASE AGREEMENT SUPPLEMENT

                 THIS PURCHASE AGREEMENT SUPPLEMENT is a supplement to that certain Purchase Agreement, dated December 15, 1997 (the "Purchase Agreement"), among Pillowtex Corporation, a Texas corporation, the Pillowtex Guarantors listed on the signature page thereto, and NationsBanc Montgomery Securities, Inc. and Bear Stearns & Co. Inc.

                 As a result of the consummation of the Merger, the Fieldcrest Guarantors have become direct subsidiaries of the Company and hereby agree to be bound by the terms and provisions applicable to the Fieldcrest Guarantors under the Purchase Agreement, including but not limited to the representations in Section 1 thereof and the agreements in Section 5 thereof, as if the Fieldcrest Guarantors had executed the Purchase Agreement on the date thereof.

                 Other than as set forth on Schedule A hereto, the Fieldcrest Guarantors are not a party to any contract or agreement that would be required to be filed with the Commission as an exhibit to a registration statement on Form S- 1 pursuant to entries (2), (4) and (10) of the Exhibit Table of Item 601 of Regulation S-K under the Securities Act.

                 This Purchase Agreement Supplement does not cancel or extinguish any right or obligation of the parties to the Purchase Agreement. The parties hereto agree that the Purchase Agreement shall be supplemented only with respect to the matters referred to herein and the provisions of the Purchase Agreement are otherwise in full force and effect.

                 Terms used but not defined herein shall have the meanings given to them in the Purchase Agreement. This Purchase Agreement Supplement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original and all such counterparts shall together constitute one and the same instrument.

                 THIS PURCHASE AGREEMENT SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

                 If the foregoing correctly sets forth the agreement between the Fieldcrest Guarantors and the Initial Purchasers, please indicate your acceptance in the space provided for that purpose below.

                                        Very truly yours,


                                        FIELDCREST CANNON, INC.
                                        CRESTFIELD COTTON COMPANY
                                        ENCEE, INC.
                                        FIELDCREST CANNON FINANCING, INC.
                                        FIELDCREST CANNON LICENSING, INC.
                                        FIELDCREST CANNON INTERNATIONAL, INC.
                                        FIELDCREST CANNON SURE FIT, INC.
                                        FIELDCREST CANNON TRANSPORTATION, INC.
                                        ST. MARYS INC.
                                        AMOSKEAG COMPANY
                                        AMOSKEAG MANAGEMENT CORPORATION
                                        BANGOR INVESTMENT COMPANY
                                        MOORE'S FALLS CORPORATION
                                        DOWNEAST SECURITIES CORPORATION
                                        FCC CANADA INC.




                                        By:
                                                 -------------------------------
                                                 Name: Jeffrey D. Cordes
                                                 Title: President



The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.


NATIONSBANC MONTGOMERY SECURITIES, INC.
BEAR, STEARNS & CO. INC.


By:  NATIONSBANC MONTGOMERY SECURITIES, INC.



By:
   -----------------------------------------
    Name: Gary Wolfe
    Title: Director

                                   EXHIBIT B

                         REGISTRATION RIGHTS AGREEMENT